   As filed with the Securities and Exchange Commission on September 30, 1998
                                                    Registration No. 333_______
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                -----------------

                           NEWMONT MINING CORPORATION
                  (Exact name of Registrant as specified in its
                                    charter)
                                -----------------

            DELAWARE                               1700 LINCOLN STREET                         13-1806811
(State or other jurisdiction of)                  DENVER, COLORADO 80203                    (I.R.S. Employer
  incorporation or organization                       (303) 863-7414                      Identification No.)
                                         (Address of principal executive offices)

                                -----------------

                           NEWMONT MINING CORPORATION
                            1996 EMPLOYEES STOCK PLAN
                              (Full Title of Plan)
                                -----------------

                            TIMOTHY J. SCHMITT, ESQ.
                           NEWMONT MINING CORPORATION
                               1700 LINCOLN STREET
                             DENVER, COLORADO 80203
                                 (303) 863-7414
                      (Name, address and telephone number,
                   including area code, of agent for service)
                                -----------------

                                   Copies to:
                             MAUREEN BRUNDAGE, ESQ.
                                WHITE & CASE LLP
                           1155 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 819-8200
                                -----------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                     PROPOSED MAXIMUM      PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF         AMOUNT TO BE   OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
     SECURITIES TO REGISTERED         REGISTERED         SHARE (1)             PRICE (1)        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
COMMON STOCK, $1.60 PAR VALUE..       4,125,000           $19.85              $81,855,467            $24,155
================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) and 457(c) under the Securities Act of 1933, based upon the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange, Inc. on September 23, 1998.
===============================================================================

                  Pursuant to the Securities Act of 1933, as amended, the contents of the Registrant's Registration Statement on Form S-8 (No. 333-04161) are incorporated herein by reference.


ITEM 8. EXHIBITS.

EXHIBIT
NUMBER                DESCRIPTION OF DOCUMENTS
-------               ------------------------
5                     Opinion of White & Case LLP, counsel to the Registrant, dated September 22, 1998 with respect to the legality of the Common Stock being registered.

23.1                  Consent of Arthur Andersen LLP.

23.2                  Consent of PricewaterhouseCoopers LLP.

23.3                  Consent of White & Case LLP (included in Exhibit 5 to the Registration Statement).

24                    Power of Attorney of certain officers and directors.

                                   SIGNATURES

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DENVER, STATE OF COLORADO, ON THE 22ND DAY OF SEPTEMBER, 1998.

                                               NEWMONT MINING CORPORATION


                                               By /s/ Timothy J. Schmitt
                                                  -----------------------------
                                                  Timothy J. Schmitt
                                                  Vice President, Secretary and
                                                  Assistant General Counsel


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                           DATE
---------                               -----                                           ----
          *
-------------------------------------
   Ronald C. Cambre                     Chairman, President and Chief                   September 16, 1998
                                        Executive Officer and Director
                                        (Principal Executive Officer)

          *
-------------------------------------
  James T. Curry, Jr.                   Director                                        September 16, 1998


          *
-------------------------------------
  Joseph P. Flannery                    Director                                        September 16, 1998


          *
-------------------------------------
  Leo I. Higdon, Jr.                    Director                                        September 16, 1998

          *
-------------------------------------
   Thomas A. Holmes                     Director                                        September 16, 1998

          *
-------------------------------------
  Robin A. Plumbridge                   Director                                        September 16, 1998

          *
-------------------------------------
   Michael K. Reilly                    Director                                        September 16, 1998

          *
-------------------------------------
    Jean Head Sisco                     Director                                        September 16, 1998

SIGNATURE                               TITLE                                           DATE
---------                               -----                                           ----
          *
-------------------------------------
  William I.M. Turner, Jr.              Director                                        September 16, 1998

          *
-------------------------------------
    Wayne W. Murdy                      Executive Vice President and Chief              September 16, 1998
                                        Financial Officer (Principal
                                        Financial Officer)

          *
-------------------------------------
   Linda K. Wheeler                     Controller                                      September 16, 1998
                                        (Principal Accounting Officer)


*By  /s/ Timothy J. Schmitt
   ----------------------------------
     Timothy J. Schmitt as
     Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit No.
-----------
5                 Opinion of White & Case LLP, counsel to the Registrant, dated September 22, 1998 with respect to the legality of the Common Stock being registered.

23.1              Consent of Arthur Andersen LLP.

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of White & Case LLP (included in Exhibit 5 to the Registration Statement).

24                Power of Attorney of certain officers and directors.















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